UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 10, 2014

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7800 Woodley Avenue Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)
Registrant's Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 14, 2014, Superior Industries International Inc. ("Superior") announced that its board of directors has approved a new stock repurchase program authorizing Superior to repurchase up to $30 million of its common stock. The prior $30 million stock repurchase program approved by the Board and announced on March 27, 2013 was completed during 2014. Under the new repurchase program, Superior may repurchase common stock from time to time on the open market or in private transactions. The timing and extent of the repurchases will depend upon market conditions and other corporate considerations at Superior's sole discretion.

A copy of the press release issued by Superior on October 14, 2014, announcing Superior’s stock repurchase program is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
99.1	Press release dated October 14, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: October 14, 2014	/s/ Paula Winner Barnett
Paula Winner Barnett
Corporate Counsel and Secretary